EXCHANGE LISTED FUNDS TRUST

ProSports Sponsors ETF

(CBOE Ticker: FANZ)

Supplement dated January 4, 2019 to the

currently effective Prospectus and Statement of Additional Information

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus and Statement of Additional Information of the ProSports Sponsors ETF (the “Fund”) and should be read in conjunction with those documents.

After careful consideration, Exchange Traded Concepts, LLC, the Fund’s investment adviser, in consultation with SportsETFs, LLC, the Fund’s index provider, has recommended, and the Board of Trustees of Exchange Listed Funds Trust has approved, the termination and liquidation of the Fund pursuant to the terms of a Plan of Liquidation. Accordingly, the Fund is expected to cease operations and liquidate on or about January 17, 2019 (the “Liquidation Date”).

The Fund will be closed to orders for new creation units on January 8, 2019, and the last day of trading the Fund’s shares on the Cboe BZX Exchange, Inc. will be January 15, 2019. From January 9, 2019 through January 15, 2019, shareholders may only be able to sell their shares to certain broker-dealers, and there is no assurance that there will be a market for Fund shares during that time period. Customary brokerage charges may apply to such transactions. For the distribution, the ex-date will be January 14, 2019, the record date will be January 15, 2019, and the pay date will be January 17, 2019. Shareholders who purchase shares of the Fund on or after its ex-date of January 14, 2019 will not be eligible to receive dividends from the liquidation distribution.

In anticipation of the liquidation of the Fund, the Fund will be managed in a manner intended to facilitate its orderly liquidation, such as by raising cash or making investments in other highly liquid assets. As a result, starting on January 9, 2019, all or a portion of the Fund may not be invested in a manner consistent with the Fund’s stated investment strategies, which may prevent the Fund from achieving its investment objective.

On or about the Liquidation Date, the Fund will liquidate its assets and distribute cash pro rata to all remaining shareholders. These distributions are taxable events. In addition, these payments to shareholders will include accrued capital gains and dividends, if any. As calculated on the Liquidation Date, the Fund’s net asset value will reflect the costs of closing the Fund. Once the distributions are complete, the Fund will terminate.

If you would like additional information, please call 855-544-6225 or visit www.sportsetfs.com.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.